UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2011

RAPTOR PHARMACEUTICAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-25571	86-0883978
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

9 Commercial Blvd., Suite 200, Novato, California	94949
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(415) 382-8111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 22, 2011, Raptor Pharmaceutical Corp., a Delaware corporation (the “Company”), announced that its 2011 annual meeting of stockholders scheduled for March 22, 2011, was adjourned due to the lack of a requisite quorum.  The annual meeting has been adjourned to Thursday, April 7, 2011, at 10:00 a.m., local time. It will be held at the Company’s corporate offices at 9 Commercial Blvd., Suite 200, Novato, California 94949.  The stockholders of record on February 22, 2011, the record date for the annual meeting, will continue to be the stockholders entitled to vote at the adjourned meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAPTOR PHARMACEUTICAL CORP.
Date: March 22, 2011	By: /s/ Kim R. Tsuchimoto Name: Kim R. Tsuchimoto Title: Chief Financial Officer, Treasurer and Secretary